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                                                                    EXHIBIT 23.5

                         CONSENT OF ARTHUR ANDERSEN LLP


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 17, 1997 and to all references to our Firm included in this Registration Statement on Form S-8.

                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                ARTHUR ANDERSEN LLP

January 15, 1999